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                                                                    Exhibit 23.3

                               Airclaims, Limited

                              CONSENT OF APPRAISER


We consent to the use of our report dated October 8, 1998 and to the references to our firm in the Morgan Stanley Aircraft Finance Form 10-K to be filed with the Securities and Exchange Commission.

Dated: February 26, 1999


                                        AIRCLAIMS LIMITED

                                        By: /s/ Edward Pieniazek
                                            -----------------------------------
                                        Name: Edward Pieniazek
                                        Title: Director